SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 19, 2000
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                            The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)

    South Carolina                    1-5846                   57-0507055
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(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)               Identification No.)

2000 Wade Hampton Boulevard, Greenville, SC                           29602
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code        (864) 609-8256
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On June 19, 2000, The Liberty Corporation ("Liberty") entered into a Purchase Agreement (the "Purchase Agreement") with Royal Bank of Canada ("RBC"), a Canadian-chartered bank, pursuant to which RBC will acquire from Liberty (the "Acquisition") all of the issued and outstanding shares of capital stock of Liberty Life Insurance Company, Liberty Insurance Services Corporation, The Liberty Marketing Corporation, LC Insurance Limited and Liberty Capital Advisors, Inc., for a total of $648,700,000 million, consisting of a dividend from Liberty Life Insurance Company of up to $70,000,000 and the balance in cash from Royal Bank of Canada.

     In connection with the Purchase Agreement, certain stockholders of Liberty, representing in the aggregate approximately 19% of the outstanding Liberty shares, executed voting agreements with RBC pursuant to which such stockholders agreed to vote certain of their Liberty shares in favor of the Acquisition.

     The consummation of the Acquisition is subject to customary closing conditions, including regulatory approvals and the approval of the stockholders of Liberty.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibits          Description
--------          -----------
2.1               Purchase Agreement, dated as of June 19, 2000, between The
                  Liberty Corporation and Royal Bank of Canada

9.1               Voting Agreement, dated as of June 30, 2000, entered into by
                  W. Hayne Hipp and Royal Bank of Canada

9.2 Form of Voting Agreement, dated as of June 30, 2000, entered into by certain shareholders of the Liberty Corporation and Royal Bank of Canada

99.1              Press Release, dated as of June 19, 2000, of The Liberty
                  Corporation


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE LIBERTY CORPORATION


                                     By: /s/ Martha Williams
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                                        Name:  Martha Williams
                                        Title: Vice President, General Counsel
                                               and Secretary

June 30, 2000


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                                 EXHIBIT INDEX

Exhibits                          Description
--------                          -----------
2.1                               Purchase Agreement, dated as of June 19,
                                  2000, between The Liberty Corporation and
                                  Royal Bank of Canada

9.1 Voting Agreement, dated as of June 30, 2000, entered into by W. Hayne Hipp and Royal Bank of Canada

9.2 Form of Voting Agreement, dated as of June 30, 2000, entered into by certain shareholders of the Liberty Corporation and Royal Bank of
                                  Canada

99.1 Press Release, dated as of June 19, 2000, of The Liberty Corporation